UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  August 9, 2010

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.

Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500

                      State of Hawaii

(State or other jurisdiction of incorporation)

            900 Richards Street, Honolulu, Hawaii  96813

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(808) 543-5662 - Hawaiian Electric Industries, Inc. (HEI)

(808) 543-7771 - Hawaiian Electric Company, Inc. (HECO)

                                               None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

HEI

Item 2.02       Results of Operations and Financial Condition.

On August 9, 2010, HEI issued a news release, “Higher Bank Earnings Drive Improvement in HEI Second Quarter Earnings”. This news release is furnished as HEI Exhibit 99.

HECO

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective August 9, 2010, the board of directors of HECO amended HECO’s Amended and Restated Bylaws and directed that the bylaws, as so amended, be amended and restated.

The amendments modified Article IV and added new Articles V and VI, which amendments replaced old Articles XI (relating to subordinate officers) and XII (related to removals of officers and vacancies), and renumbered and made minor clarifying modifications to what are now numbered Articles VII through XII.  The amendments in substance clarify that (i) the board continues to have the authority to appoint and fix the compensation of the chairman of the board, president and any executive vice presidents and senior vice presidents, (ii) the board, or the president with the concurrence of the chairman of the board, has the authority to appoint and fix the compensation of any other vice presidents, the treasurer, controller and secretary, (iii) the board or the president may appoint or delegate the power to appoint subordinate officers, and (iv) the president may fix or delegate the power to fix the compensation of subordinate officers and, except as provided in (i) above, all employees.  The amendments also clarify who may remove officers and fill vacancies in officer positions.

The preceding summary is qualified in its entirety by reference to HECO’s Amended and Restated Bylaws as of August 9, 2010, which are attached hereto as Exhibit 3(ii) and are incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(d)  Exhibits

HEI Exhibit 99	News release, dated August 9, 2010, “Higher Bank Earnings Drive Improvement in HEI Second Quarter Earnings”

HECO Exhibit 3(ii)	Amended and Restated Bylaws of Hawaiian Electric Company, Inc. as of August 9, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)

/s/ James A. Ajello	/s/ Tayne S. Y. Sekimura
James A. Ajello	Tayne S. Y. Sekimura
Senior Financial Vice President, Treasurer, and	Senior Vice President and
Chief Financial Officer	Chief Financial Officer
(Principal Financial Officer of HEI)	(Principal Financial Officer of HECO)
Date: August 9, 2010	Date: August 9, 2010